UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2025

AppLovin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Page Mill Road
Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(800) 839-9646
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 4, 2025, AppLovin held its annual meeting of stockholders (the “Meeting”). The stockholders of the Company voted on the following two proposals at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2025.

At the close of business on April 10, 2025 (the "Record Date"), for the determination of stockholders entitled to vote at the Meeting, the outstanding voting securities of the Company were 307,674,018 shares of Class A common stock and 30,688,541 shares of Class B common stock. Each outstanding share of Class A common stock was entitled to cast one vote on each matter to come before the Meeting and each outstanding share of Class B common stock was entitled to cast 20 votes on each matter to come before the Meeting for a combined voting power of 921,444,838 votes.

Shares constituting a quorum, were represented in person or by proxy at the Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal One: Election of Directors

1.To elect nine directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

Nominee	For	Withhold	Broker Non-Votes
Adam Foroughi	784,070,377	35,334,522	32,390,840
Craig Billings	797,328,248	22,076,651	32,390,840
Herald Chen	780,166,462	39,238,437	32,390,840
Margaret Georgiadis	747,285,062	72,119,837	32,390,840
Alyssa Harvey Dawson	771,425,648	47,979,251	32,390,840
Barbara Messing	770,417,144	48,987,755	32,390,840
Todd Morgenfeld	815,687,221	3,717,678	32,390,840
Eduardo Vivas	817,619,675	1,785,224	32,390,840
Maynard Webb	811,639,018	7,765,881	32,390,840

Based on the votes set forth above, each director nominee was duly elected to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

1.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025;

For	Withhold	Abstain	Broker Non-Votes
850,343,384	1,372,319	80,000	0

Based on the votes set forth above, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: June 9, 2025	/s/ Matthew A. Stumpf
Matthew A. Stumpf
Chief Financial Officer

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